EXHIBIT B

BORROWING NOTICE

DATE: [ ]

TO: [Funding Agent]

Dear Sir:

The undersigned, [Name of the Borrower] (the "Borrower"), refers to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, together with the other parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (each, a "Lender" and collectively, the "Lenders"), JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, Bank One, NA Tokyo Branch, as Japan Agent and Bank One, NA, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement. The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.6 of the Credit Agreement, that the Borrower hereby requests an Advance under the Credit Agreement, and in that connection sets forth below the information relating to such Advance (the "Proposed Advance") as required by Section 2.6 of the Credit Agreement:

(i) The Business Day of the Proposed Advance is ___________, ____.

(ii) The Type of Advance is [Eurocurrency Advances] [BA Rate Advances] [BA-Prime Advances][Floating Advances][TIBOR Advances].

(iii) The aggregate amount of the Proposed Advance is [applicable currency] ______________.

(iv) [If the Type of Advances comprising the Proposed Advance is Eurocurrency Advances, BA Rate Advances or TIBOR Advances:] The Interest Period for each Advance made as part of the Proposed Advance is _____ [month(s)] [days].

(v) Proceeds of the Proposed Advance are to be wire transferred to the account(s) of the following person(s) at the financial institution(s) listed below:

Person to be Paid
Amount	Name	Account No.	Name and Address of Transferee

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the effective date of the continuation: (A) the representations and warranties contained in Article 5 of the Credit Agreement are correct, before and after giving effect to the continuation and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and (B) no event has occurred and is continuing, or will result from such continuation or from the application of the proceeds therefrom, which constitutes a Default or an Unmatured Default

Very truly yours,

[NAME OF BORROWER]

By:

Name:

Title:

EXHIBIT C

CONTINUATION NOTICE

DATE: [ ]

TO: [Funding Agent]

Dear Sir:

The undersigned, [Name of the Borrower] (the "Borrower"), refers to Section 2.7.1 of the Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, together with the other parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (each, a "Lender" and collectively, the "Lenders"), JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, Bank One, NA Tokyo Branch, as Japan Agent and Bank One, NA, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement.

We hereby confirm our request that the present outstanding Advance be continued at maturity, effective the last day of the applicable Interest Period in accordance with Section 2.7.1 in the form of an Advance in the amount of [________] maturing [_______] for a new Interest Period terminating on [_______].

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the effective date of the continuation: (A) the representations and warranties contained in Article 5 of the Credit Agreement are correct, before and after giving effect to the continuation and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and (B) no event has occurred and is continuing, or will result from such continuation or from the application of the proceeds therefrom, which constitutes a Default or an Unmatured Default.

[BORROWER]

Name:

Title:

c/s

Name:

Title:

EXHIBIT D

ROLLOVER NOTICE

DATE: [ ]

TO: Bank One, NA Canada Branch

Dear Sir:

The undersigned, [Name of the Borrower] (the "Borrower"), refers to Section 2.7.2 of the Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, together with the other parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (each, a "Lender" and collectively, the "Lenders"), JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, Bank One, NA Tokyo Branch, as Japan Agent and Bank One, NA, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement.

We hereby confirm our request that the present outstanding Advances by way of BA Rate Advance be rolled over at maturity, effective the last day of the applicable BA Interest Period in accordance with Section 2.7.2 in the form of a new BA Rate Advance the amount of CAD [________] maturing [_______] for a new BA Interest Period terminating on [_______].

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the effective date of the continuation: (A) the representations and warranties contained in Article 5 of the Credit Agreement are correct, before and after giving effect to the continuation and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and (B) no event has occurred and is continuing, or will result from such continuation or from the application of the proceeds therefrom, which constitutes a Default or an Unmatured Default.

[CANADA-BORROWER]

Name:

Title:

c/s

Name:

Title:

EXHIBIT E

NOTICE OF CONVERSION

DATE: [ ]

TO: Bank One, NA Canada Branch

Dear Sir:

The undersigned, [Name of the Borrower] (the "Borrower"), refers to Section 2.7.3 of the Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, together with the other parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (each, a "Lender" and collectively, the "Lenders"), JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, Bank One, NA Tokyo Branch, as Japan Agent and Bank One, NA, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement.

We hereby give notice of our irrevocable request for a conversion of Advances pursuant to Section 2.7.3. We have outstanding CAD _________ by way of [BA-Prime Advance, BA Rate Advance] [in the case of a BA Rate Advance] expiring ____________.] Please convert CAD _________ outstanding by way of [BA-Prime Advance, BA Rate Advance] into a _____________ [BA-Prime Advance, BA Rate Advance] on the ______ day of ___________, _____, in the principal amount(s) of CAD__________ [in the case of a BA Rate Advance] for a BA Interest Period terminating on _______].

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the effective date of the continuation: (A) the representations and warranties contained in Article 5 of the Credit Agreement are correct, before and after giving effect to the continuation and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and (B) no event has occurred and is continuing, or will result from such continuation or from the application of the proceeds therefrom, which constitutes a Default or an Unmatured Default.

[NAME OF CANADA-BORROWER]

Name:

Title:

c/s

Name:

Title:

EXHIBIT F

US CONTINUATION NOTICE

DATE: [ ]

TO: Bank One, NA

Dear Sir:

The undersigned, Richardson Electronics, Ltd. (the "Borrower"), refers to Section 2.7.4 of the Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, together with the other parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (each, a "Lender" and collectively, the "Lenders"), JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, Bank One, NA Tokyo Branch, as Japan Agent and Bank One, NA, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement.

[We hereby give notice of our irrevocable request for a conversion of Advances pursuant to Section 2.7.4. We have outstanding $_________ by way of [Eurocurrency Advance, Floating Rate Rate Advance] [in the case of an Eurocurrency Advance] expiring ____________.] Please convert $_________ outstanding by way of [Eurocurrency Advance, Floating Rate Rate Advance] into a [Eurocurrency Advance, Floating Rate Rate Advance] on the ______ day of ___________, _____, in the principal amount(s) of $__________ [in the case of a Eurocurrency Advance] for an Interest Period terminating on _______].

[We hereby confirm our request that the present outstanding Eurocurrency Advance be continued at maturity, effective the last day of the applicable Interest Period in accordance with Section 2.7.4 in the form of an Eurocurrency Advance in the amount of $________ maturing _______ for a new Interest Period terminating on _______].

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the effective date of the continuation: (A) the representations and warranties contained in Article 5 of the Credit Agreement are correct, before and after giving effect to the continuation and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and (B) no event has occurred and is continuing, or will result from such continuation or from the application of the proceeds therefrom, which constitutes a Default or an Unmatured Default.

RICHARDSON ELECTRONICS, LTD.

Name:

Title:

c/s

Name:

Title:

EXHIBIT G

JAPAN ROLLOVER NOTICE

DATE: [ ]

TO: Bank One, NA Tokyo Branch

Dear Sir:

The undersigned, Richardson Electronics KK (the "Borrower"), refers to Section 2.7.5 of the Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, together with the other parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (each, a "Lender" and collectively, the "Lenders"), JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, Bank One, NA Tokyo Branch, as Japan Agent and Bank One, NA, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement.

We hereby confirm our request that the present outstanding Advances by way of TIBOR Advance be rolled over at maturity, effective the last day of the applicable Interest Period in accordance with Section 2.7.5 in the form of a new TIBOR Advance the amount of JPY [________] maturing [_______] for a new Interest Period terminating on [_______].

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the effective date of the continuation: (A) the representations and warranties contained in Article 5 of the Credit Agreement are correct, before and after giving effect to the continuation and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case they were correct as of such earlier date; and (B) no event has occurred and is continuing, or will result from such continuation or from the application of the proceeds therefrom, which constitutes a Default or an Unmatured Default.

RICHARDSON ELECTRONICS KK

Name:

Title:

c/s

Name:

Title:

EXHIBIT H

ASSIGNMENT AGREEMENT

This Assignment Agreement (this "Assignment Agreement") between ____________________________ (the "Assignor") and __________________ (the "Assignee") is dated as of __________________, _____. The parties hereto agree as follows:

1. PRELIMINARY STATEMENT. The Assignor is a party to an Amended and Restated Revolving Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item I of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or five (5) Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Loans hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Administrative Agent which relate to the portion of the Commitment or Loans assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

6. REPRESENTATIONS OF THE ASSIGNOR, LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of any Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Documents, (iii) the financial condition or creditworthiness of any Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Documents, (v) inspecting any of the property, books or records of any Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Documents.

7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Documents without deduction or withholding of any United States federal income taxes.

8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

10. COUNTERPARTS, DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

SCHEDULE 1
to Assignment Agreement

1. Description and Date of Credit Agreement:

2. Date of Assignment Agreement: _________, ____:

3. Amounts (As of Date of Item 2 above):

a.	Assignee's percentage of each Facility purchased under the Assignment Agreement**	______%
b.	Amount of each Facility purchased under the Assignment Agreement***	____

4. Assignee's Commitment purchased
hereunder: ____

5. Proposed Effective Date: _________________

Accepted and Agreed:

[NAME OF ASSIGNOR] [NAME OF ASSIGNEE]

By: _____________________________ By: _____________________________
Title:_____________________________ Title: _____________________________

Attachment to SCHEDULE I to ASSIGNMENT AGREEMENT

ADMINISTRATIVE INFORMATION SHEET

Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
(Sample form shown below)

ASSIGNOR INFORMATION

Contact:

Name:_______________________________ Telephone No.:_________________
Fax No.: ____________________________ Telex No.: ____________________
Answerback: __________________

Payment Information:

Name & ABA # of Destination Bank: ____________________________________

____________________________________

Account Name & Number for Wire Transfer: __________________________________

___________________________________

Other Instructions: _______________________________________________________

_______________________________________________________________________

Address for Notices for Assignor: _______________________________________________ __________________________________________
__________________________________________

ASSIGNEE INFORMATION

Credit Contact:

Name: ___________________________ Telephone No.: ________________ Fax No.: _________________________ Telex No.: ____________________
Answerback: __________________

Key Operations Contacts:

Booking Installation: ______________ Booking Installation: _____________
Name: __________________________ Name: _____________________
Telephone No.: ___________________ Telephone No.: ___________________
Fax No.: ________________________ Fax No.: _______________________
Telex No.: _______________________ Telex No.: ________________
Answerback: _____________________ Answerback: ______________________

Payment Information:

Name & ABA # of Destination Bank: ______________________________________________

________________________________________________

Account Name & Number for Wire Transfer: ________________________________________
_________________________________________

Other Instructions: _____________________________________________________________
_____________________________________________________________________________

Address for Notices for Assignee: ________________________________________________
________________________________________________
________________________________________________

AGENT INFORMATION

Assignee will be called promptly upon receipt of the signed agreement.

Administrative Agent Information:

Initial Funding Contact: Subsequent Operations Contact:

Name: _____________________ Name: _______________________________
Telephone No.: ___ Telephone No.: ___ _
Fax No.: ___ Fax No.: ___ _
 ANB Telex No.:

Eurocurrency Agent Information:

Initial Funding Contact: Subsequent Operations Contact:

Name: _____________________ Name: _______________________________
Telephone No.: ___ Telephone No.: ___ _
Fax No.: ___ Fax No.: ___ _
 ANB Telex No.:

Canada Agent Information:

Initial Funding Contact: Subsequent Operations Contact:

Name: _____________________ Name: _______________________________
Telephone No.: ___ Telephone No.: ___ _
Fax No.: ___ Fax No.: ___ _
 ANB Telex No.:

Japan Agent Information:

Initial Funding Contact: Subsequent Operations Contact:

Name: _____________________ Name: _______________________________
Telephone No.: ___ Telephone No.: ___ _
Fax No.: ___ Fax No.: ___ _
 ANB Telex No.:

Initial Funding Standards:

Administrative Agent Wire Instructions:

Address for Notices to Administrative Agent:

Eurocurrency Agent Wire Instructions:

Address for Notices to Eurocurrency Agent:

Canada Agent Wire Instructions:

Address for Notices to Canada Agent:

Japan Agent Wire Instructions:

Address for Notices to Japan Agent:

EXHIBIT I(1)

FORM OF NON-US BORROWER OPINION

The Agent and the Lenders who are parties to the
Amended and Restated Revolving Credit Agreement described below.

Gentlemen/Ladies:

We are counsel for [name of the Borrower] (the "Borrower"), and have represented the Borrower in connection with its execution and delivery of an Amended and Restated Revolving Credit Agreement, dated as of October 29, 2004 (the "Agreement") among the Borrower, the parties designated as the "Borrowers" therein, the Lenders named therein, Bank One, NA, as Administrative Agent, JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, and Bank One, NA Tokyo Branch, as Japan Agent and providing for Advances in aggregate principal amounts not exceeding $70,000,000, CAD 17,000,000, EUR 5,000,000, SEK 64,200,000, GBP 4,500,000, and JPY 300,000,000, at any one time outstanding (other than as a result of Section 2.12 of the Agreement). All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

We have examined the Borrower's [describe, if applicable, appropriate evidence of authority to enter into the transaction and constitutive documents, articles, bylaws, etc.], each as amended to date (the "Constitutive Documents") of Borrower, the Documents and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

1. Each of the Borrower and its Subsidiaries is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

2. The execution and delivery by the Borrower of the Documents and the performance by the Borrower of its obligations thereunder have been duly authorized by such proper corporate proceedings (if any) on the part of the Borrower as may be required under the laws of Borrower's jurisdiction of organization and Borrower's Constitutive Documents and will not:

(a) require any consent of the Borrower's shareholders or members (other than any such consent as has already been given and remains in full force and effect);

(b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award known to us after due inquiry to be binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's Constitutive Documents, as the case may be, or (iii) the provisions of any indenture, instrument or agreement known to us after due inquiry to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or

(c) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any indenture, instrument or agreement known to us after due inquiry to be binding upon the Borrower or any of its Subsidiaries.

3. The Documents to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

4. To the best of our knowledge after due inquiry, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or threatened against the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

5. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Documents, the borrowings under the Agreement, the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of any of the Documents.

6. (i) The governing law clause, subjecting the Documents to Illinois law, are valid under the law of the Borrower's country.

(ii) Under the law of the Borrower's country, Illinois law will be applied to any agreement such as the Documents, which under the law of the Borrower's country have been validly subjected to Illinois law, except to the extent that any term of such agreements or any provision of Illinois law applicable to such Documents violates an important public policy of the Borrower's country.

(iii) None of the terms of the Documents violates an important public policy of the Borrower' s country.

(iv) Assuming that the Documents are legal, valid, binding and enforceable under Illinois law, the Documents are enforceable against the Borrower in accordance with their respective terms under the laws, including the civil procedure rules, of the Borrower's country, except that the enforceability of the Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

7. A final and conclusive judgment (even though subject to appeal) for a definite sum awarded against the Borrower by an Illinois State or a United States Federal court sitting in Illinois will be enforced, without re-examination or re-litigation of the matters adjudicated, by the courts of the Borrower's country, provided that (i) the judgment was not obtained by fraud, (ii) enforcement of the judgment would not be contrary to the public policy of the Borrower's country, (iii) the judgment is not inconsistent with a judgment of a court in the Borrower's country in respect of the same matter, (iv) the judgment is not for multiple damages and (v) enforcement proceedings are instituted within _____ after the date of the judgment.

8. There is no tax, levy, impost, deduction, charge or withholding imposed by the Borrower's country or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of the Documents or any other document to be furnished thereunder or (ii) on any payment to be made by the Borrower pursuant to the Documents.

9. To ensure the validity and enforceability or admissibility in evidence of the Documents in the courts of the Borrower's country, it is not necessary that the Documents or any other document be filed or recorded with any governmental, administrative or other authority or court in the Borrower's country or that any stamp or similar tax be paid on or in respect of the Documents.

10. [With respect to Canada-Borrowers and UK-Borrower] The provisions of the Collateral Documents to which the Borrower is a party are sufficient to create in favor of the Administative Agent and the Lenders and, to the extent they have entered into Rate Management Transactions with the Borrower, the Lenders' Affiliates, a security interest in all right, title and interest of the Borrower in those items and types of collateral described in the Collateral Documents. The description of the collateral set forth in in the Collateral Documents (or in any filing documents already filed thereunder) is sufficient to perfect a security interest in the items and types of collateral described therein. Such Collateral Documents and filings are sufficient to perfect the security interest created by the Collateral Documents in all right, title and interest of the Borrower in those items and types of collateral described in the Collateral Documents, and such security interests have in fact been perfected.]

This opinion may be relied upon by the Agents, the Lenders and their participants, assignees and other transferees.

Very truly yours,

EXHIBIT I(2)

FORM OF GUARANTOR OPINION

The Agent and the Lenders who are parties to the
Amended and Restated Revolving Credit Agreement described below.

Gentlemen/Ladies:

We are counsel for [name of the guarantor] (the "Guarantor"), and have represented the Guarantor in connection with its execution and delivery of a Guaranty (the "Guaranty") delivered in connection with an Amended and Restated Revolving Credit Agreement, dated as of October 29, 2004 (the "Agreement") among the parties designated as the "Borrowers" therein, the Lenders named therein, Bank One, NA, as Administrative Agent, JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, and Bank One, NA Tokyo Branch, as Japan Agent and providing for Advances in aggregate principal amounts not exceeding $70,000,000, CAD 17,000,000, EUR 5,000,000, SEK 64,200,000, GBP 4,500,000, and JPY 300,000,000, at any one time outstanding (other than as a result of Section 2.12 of the Agreement). All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

We have examined the [describe, if applicable, appropriate evidence of authority to enter into the transaction and constitutive documents, articles, bylaws, etc.], each as amended to date (the "Constitutive Documents") of Guarantor, the Documents and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

1. Each of the Guarantor and its Subsidiaries is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

2. The execution and delivery by the Guarantor of the Guaranty (and any other Documents to which it is a party) and the performance by the Guarantor of its obligations thereunder have been duly authorized by such proper corporate proceedings (if any) on the part of the Guarantor as may be required under the laws of Guarantor's jurisdiction of organization and Guarantor's Constitutive Documents and will not:

(a) require any consent of the Guarantor's shareholders or members (other than any such consent as has already been given and remains in full force and effect);

(b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award known to us after due inquiry to be binding on the Guarantor or any of its Subsidiaries or (ii) the Guarantor's or any Subsidiary's Constitutive Documents, as the case may be, or (iii) the provisions of any indenture, instrument or agreement known to us after due inquiry to which the Guarantor or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or

(c) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Guarantor or a Subsidiary pursuant to the terms of any indenture, instrument or agreement known to us after due inquiry to be binding upon the Guarantor or any of its Subsidiaries.

3. The Guaranty and other Documents to which the Guarantor is a party have been duly executed and delivered by the Guarantor and constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

4. To the best of our knowledge after due inquiry, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or threatened against the Guarantor or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

5. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Guarantor or any of its Subsidiaries, is required to be obtained by the Guarantor or any of its Subsidiaries in connection with the execution and delivery of the Documents, the payment and performance by the Guarantor of the Obligations, or the legality, validity, binding effect or enforceability of any of the Documents.

6. The governing law clauses, subjecting the Documents to Illinois law, are valid under the laws of [Delaware].

7. There is no tax, levy, impost, deduction, charge or withholding imposed by [Delaware] or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of the Documents or any other document to be furnished thereunder or (ii) on any payment to be made by the Guarantor pursuant to the Documents.

8. To ensure the validity and enforceability or admissibility in evidence of the Documents in the courts of [Delaware], it is not necessary that the Documents or any other document be filed or recorded with any governmental, administrative or other authority or court or that any stamp or similar tax be paid on or in respect of the Documents.

9. The provisions of the Collateral Documents are sufficient to create in favor of the Administrative Agent, the Lenders and, to the extent they have entered into Rate Management Transactions with a Borrower, the Lenders' Affiliates, a security interest in all right, title and interest of the Guarantor in those items and types of collateral described in the Collateral Documents in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect on the date hereof in Illinois. Financing statements on Form UCC-1's have been duly executed by the Guarantor and have been duly filed in each filing office indicated in Exhibit A hereto under the Uniform Commercial Code in effect in each state in which said filing offices are located. The description of the collateral set forth in said financing statements is sufficient to perfect a security interest in the items and types of collateral described therein in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in such states. Such filings are sufficient to perfect the security interest created by the Collateral Documents in all right, title and interest of the Guarantor in those items and types of collateral described in the Collateral Documents in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code in such states, except that we express no opinion as to personal property affixed to real property in such manner as to become a fixture under the laws of any state in which the collateral may be located and we call your attention to the fact that the Administrative Agent's, the Lenders' (and, if applicable, their Affiliates') security interest in certain of such collateral may not be perfected by filing financing statements under the Uniform Commercial Code.

This opinion may be relied upon by the Agents, the Lenders and their participants, assignees and other transferees.

Very truly yours,

EXHIBIT I(3)

FORM OF US-BORROWER OPINION

The Agent and the Lenders who are parties to the
Amended and Restated Revolving Credit Agreement described below.

Gentlemen/Ladies:

We are counsel for Richardson Electronics, Ltd., a Delaware corporation (the "Borrower"), and have represented the Borrower in connection with its execution and delivery of an Amended and Restated Revolving Credit Agreement, dated as of October 29, 2004 (the "Agreement") among the Borrower, the parties designated as the "Borrowers" therein, the Lenders named therein, Bank One, NA, as Administrative Agent, JP Morgan Europe Limited, as Eurocurrency Agent, Bank One, NA Canada Branch, as Canada Agent, and Bank One, NA Tokyo Branch, as Japan Agent and providing for Advances in aggregate principal amounts not exceeding $70,000,000, CAD 17,000,000, EUR 5,000,000, SEK 64,200,000, GBP 4,500,000, and JPY 300,000,000, at any one time outstanding (other than as a result of Section 2.12 of the Agreement). All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

We have examined the Borrower's certificate of formation and by-laws, each as amended to date (the "Constitutive Documents") of Borrower, the Documents and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

1. Each of the Borrower and its Subsidiaries is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

2. The execution and delivery by the Borrower of the Documents and the performance by the Borrower of its obligations thereunder have been duly authorized by such proper corporate proceedings (if any) on the part of the Borrower as may be required under the laws of Borrower's jurisdiction of organization and Borrower's Constitutive Documents and will not:

(a) require any consent of the Borrower's shareholders or members (other than any such consent as has already been given and remains in full force and effect);

(b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award known to us after due inquiry to be binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's Constitutive Documents, as the case may be, or (iii) the provisions of any indenture, instrument or agreement known to us after due inquiry to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or

(c) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any indenture, instrument or agreement known to us after due inquiry to be binding upon the Borrower or any of its Subsidiaries.

3. The Documents to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

4. To the best of our knowledge after due inquiry, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or threatened against the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

5. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Documents, the borrowings under the Agreement, the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of any of the Documents.

6. The governing law clauses, subjecting the Documents to Illinois law, are valid under the laws of Delaware.

7. There is no tax, levy, impost, deduction, charge or withholding imposed by Delaware or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of the Documents or any other document to be furnished thereunder or (ii) on any payment to be made by the Borrower pursuant to the Documents.

8. To ensure the validity and enforceability or admissibility in evidence of the Documents in the courts of Delaware, it is not necessary that the Documents or any other document be filed or recorded with any governmental, administrative or other authority or court or that any stamp or similar tax be paid on or in respect of the Documents.

9. The provisions of the Collateral Documents are sufficient to create in favor of the Administrative Agent the Lenders and, to the extent they have entered into Rate Management Transactions with the Borrower, the Lenders' Affiliates, a security interest in all right, title and interest of the Borrower in those items and types of collateral described in the Collateral Documents in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect on the date hereof in Illinois. Financing statements on Form UCC-1's have been duly executed by the Borrower and have been duly filed in each filing office indicated in Exhibit A hereto under the Uniform Commercial Code in effect in each state in which said filing offices are located. The description of the collateral set forth in said financing statements is sufficient to perfect a security interest in the items and types of collateral described therein in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in such states. Such filings are sufficient to perfect the security interest created by the Collateral Documents in all right, title and interest of the Borrower in those items and types of collateral described in the Collateral Documents in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code in such states, except that we express no opinion as to personal property affixed to real property in such manner as to become a fixture under the laws of any state in which the collateral may be located and we call your attention to the fact that the Administrative Agent's, the Lenders' (and, if applicable, their Affiliates') security interest in certain of such collateral may not be perfected by filing financing statements under the Uniform Commercial Code.

This opinion may be relied upon by the Agents, the Lenders and their participants, assignees and other transferees.

Very truly yours,

EXHIBIT J

LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To: Bank One, NA as Administrative Agent (the "Administrative Agent"), JP Morgan Europe Limited (the "Eurocurrency Agent"), Bank One, NA Canada Branch (the "Canada Agent") and Bank One, NA Tokyo Branch, as Japan Agent (the "Japan Agent") under the Amended and Restated Revolving Credit Agreement described below.

Re: Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the undersigned Borrower, together with the other parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (the "Lenders"), the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement. The Administrative Agent, the Eurocurrency Agent, the Canada Agent and the Japan Agent are collectively hereinafter referred to as the "Agents" and each individually an "Agent."

The relevant Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the relevant Agent of a specific written revocation of such instructions by any Borrower, provided, however, that the relevant Agent may otherwise transfer funds as hereafter directed in writing by such Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.14 of the Credit Agreement.

Facility Identification Number(s) __________________________________________________

Customer/Account Name ________________________________________________________

Transfer Funds To ______________________________________________________________

______________________________________________________________

For Account No. _______________________________________________________________

Reference/Attention To __________________________________________________________

Authorized Officer (Customer Representative) Date _________________________

(Please Print) Signature

Bank Officer Name Date _________________________

(Please Print) Signature

EXHIBIT K

COMPLIANCE CERTIFICATE

To: The Lenders parties to the Amended and Restated
Revolving Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (the "Lenders"), the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement. The Administrative Agent, the Eurocurrency Agent, the Canada Agent and the Japan Agent are collectively hereinafter referred to as the "Agents" and each individually an "Agent."

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected _____________ of [name of Borrower];

2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of [name of Borrower] and its Subsidiaries during the accounting period covered by the attached financial statements;

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

4. Schedule I attached hereto sets forth the various reports and deliveries which are required at this time under the Agreement and the other Documents and the status of compliance.

5. Set forth on Schedule I attached hereto (or an appendix thereto) is the amount of any Goodwill Reduction, the amount of any Severance Charge, the amount of any SFAS 133 Charges or SFAS 133 Gains and the amount of the Availability Hold Amount. In addition, set forth on such Schedule I (or an appendix thereto) is a description of any Rate Management Transactions, any Rate Management Obligations and the amount of any Net Mark-to-Market Exposure.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the [name of Borrower] has taken, is taking, or proposes to take with respect to each such condition or event:

____________________________________________________________________________________________________________________________________________________________

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of _______, ___.

____________________________________

SCHEDULE I TO COMPLIANCE CERTIFICATE

Reports and Deliveries Currently Due

EXHIBIT L

BORROWING BASE CERTIFICATE

To: The Lenders parties to the Amended and Restated
Revolving Credit Agreement described below

Date: [ ]

This Borrowing Base Certificate is furnished by Richardson Electronics, Ltd. ("Richardson") pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), by and among the parties designated as the "Borrowers" therein, the lenders from time to time parties hereto (the "Lenders"), the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent. Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement.

I. Outstanding Advances by Lenders to Borrowers

Aggregate Total Outstandings under all Facilities $

II. Borrowing Base Calculations

A. Net Amount of Eligible Accounts x 80% $

B. Eligible Inventory x 50% $

C. Total Borrowing Base $

III. Compliance

A. Aggregate Commitment $

B. Total Borrowing Base $

C. Aggregate Total Outstandings under all Facilities $

D. Availability Hold Amount $

E. Excess Availability (Overadvance) (B - (C+D)) $

CERTIFICATE

The undersigned, the duly authorized [Chief Financial Officer] of Richardson, hereby certifies that (i) the foregoing information is true, accurate and complete as of the date set forth above, and all calculations were made in accordance with the terms of the Credit Agreement, (ii) he or she is familiar with the business and financial affairs of Richardson and each of its Wholly-Owned Subsidiaries material to the compilation and determination of the information set forth above, (iii) he or she is familiar with the Lenders' current standards disclosed to Richardson regarding Eligible Accounts and Eligible Inventory and has applied those standards in the preparation of this Certificate, and (iv) this Certificate is being delivered to the Administrative Agent pursuant to the Credit Agreement to induce the Lenders to make Advances to the Borrowers.

RICHARDSON ELECTRONICS, LTD.

By: _______________________________

Name:

Title: [Chief Financial Officer]